SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 30, 2003

ITLA CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

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Item 5. Other Events

         On April 30, 2003, ITLA Capital Corporation issued the press release attached hereto as Exhibit 99, announcing the date, time and place of, and voting record date for, its upcoming annual meeting of stockholders.

Item 7.     Financial Statements and Exhibits

         (c)     Exhibits

                  99     Press release dated April 30, 2003

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	May 2, 2003	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated April 30, 2003

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